      As filed with the U.S. Securities and Exchange Commission on April 1, 2003
                                                      Registration No. 333-52128
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933   [_]
                       POST-EFFECTIVE AMENDMENT NO. 10 [X]
                        --------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)
                              --------------------

                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007
                           --------------------------

It is proposed that this filing become effective (check appropriate box)

     /__/ immediately upon filing pursuant to paragraph (b) of Rule 485

     /__/ on May 1, 2003 pursuant to paragraph (b) of Rule 485

     /X/  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ---

     /__/ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

     /__/ this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2003

                                for interests in

                      John Hancock Variable Life Account U

                       Interests are made available under

                     MEDALLION VARIABLE UNIVERSAL LIFE EDGE

                   a flexible premium variable universal life
                                insurance policy
                                   issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

----------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION                            MANAGED BY
 --------------------------                            ----------
 EQUITY OPTIONS:
 ProFund VP Bull ....................................  ProFund Advisors LLC
 ProFund VP OTC .....................................  ProFund Advisors LLC
 ProFund VP Mid-Cap Value ...........................  ProFund Advisors LLC
 ProFund VP Mid-Cap Growth ..........................  ProFund Advisors LLC
 ProFund VP Small-Cap ...............................  ProFund Advisors LLC
 ProFund VP Small-Cap Value .........................  ProFund Advisors LLC
 ProFund VP Small-Cap Growth ........................  ProFund Advisors LLC
 ProFund VP Europe 30 ...............................  ProFund Advisors LLC
 ProFund VP Asia 30 .................................  ProFund Advisors LLC
 ProFund VP Bull Plus ...............................  ProFund Advisors LLC
 ProFund VP UltraMid-Cap ............................  ProFund Advisors LLC
 ProFund VP UltraSmall-Cap ..........................  ProFund Advisors LLC
 ProFund VP UltraOTC ................................  ProFund Advisors LLC
 ProFund VP Bear ....................................  ProFund Advisors LLC
 ProFund VP Short Small-Cap .........................  ProFund Advisors LLC
 ProFund VP Short OTC ...............................  ProFund Advisors LLC
 ProFund VP Basic Materials .........................  ProFund Advisors LLC
 ProFund VP Biotechnology ...........................  ProFund Advisors LLC
 ProFund VP Energy ..................................  ProFund Advisors LLC
 ProFund VP Financial ...............................  ProFund Advisors LLC
 ProFund VP Healthcare ..............................  ProFund Advisors LLC
 ProFund VP Precious Metals .........................  ProFund Advisors LLC
 ProFund VP Real Estate .............................  ProFund Advisors LLC
 ProFund VP Semiconductor ...........................  ProFund Advisors LLC
 ProFund VP Technology ..............................  ProFund Advisors LLC
 ProFund VP Telecommunications ......................  ProFund Advisors LLC
 ProFund VP Utilities ...............................  ProFund Advisors LLC
 VST Large Cap Growth ...............................  Independence Investment LLC
 VST Growth & Income ................................  Independence Investment LLC and Putnam
                                                        Investment Management, LLC
 BALANCED OPTIONS:
 VST Managed ........................................  Independence Investment LLC and Capital
                                                        Guardian Trust Company
 BOND & MONEY MARKET OPTIONS:
 ProFund VP U.S. Government Plus ....................  ProFund Advisors LLC
 ProFund VP Rising Rates Opportunity ................  ProFund Advisors LLC
 VST Active Bond ....................................  John Hancock Advisers, LLC
 ProFund VP Money Market ............................  ProFund Advisors LLC

                            * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

   . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

   . Behind the Summary of Benefits and Risks section is a section called "Fee
     Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page XX.

   . Behind the Fee Tables section is a section called "Detailed Information."
     This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page XX.

   . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page XX.

   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page XX of this prospectus for a brief description of the Series Funds.

                         SUMMARY OF BENEFITS AND RISKS

THE NATURE OF THE POLICY

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

UNUSUAL NATURE OF THIS PARTICULAR PRODUCT

     The investment options of the policy were selected to accommodate individuals who contemplate engaging (either directly or through an investment professional) in active assets allocation or so-called "MARKET TIMING" ACTIVITY. "Market timing" is the practice of making frequent and typically large transfers of policy values among variable investment options in response to changes in the outlook for various markets with an expectation of increasing investment returns. Our other variable life insurance policies are not designed to accommodate such activity. By issuing this product, we don't in any way endorse or recommend the practice of market timing. However, we acknowledge that there are those who do believe in the efficacy of the practice and this product is designed to meet the needs of such persons.

     The reason this product can accommodate market timing activity is the presence of those investment options offered by ProFunds. These are clearly identifiable on page 1 of this prospectus since each contains the designation "ProFund VP". The ProFund investment options are not subject to the same restrictions on number, frequency and aggregate amount of transfers that apply to the other investment options. However, the ProFund investment options are subject to special restrictions as to the time of day by which any transfer request must be received. Transfer requests involving other investment options must be received before the end of our "business day" (currently 4:00 p.m. Eastern Standard Time) in order to be processed at that day's prices. Transfer requests involving ProFund investment options must be received by an earlier time (see "ProFund Transfer Requests" on page XX).

IS THIS TYPE OF PRODUCT APPROPRIATE FOR YOU?

     You should apply for this type of product only if you feel you can tolerate significant volatility in your investment results. If you decide to apply for this type of product, you should seriously consider engaging the services of an investment professional to advise you on the proper use of investment options as part of an overall strategic or tactical asset allocation strategy. Of course, such investment professionals generally charge a fee for their services. The fee may or may not be charged to you directly. You should also keep in mind that the policy's primary purpose is to provide life insurance and that there are charges assessed for life insurance coverage. This is not simply an investment vehicle.

     Market timing is not for everybody. There are special risks associated with the practice. The principal risk of market timing is that the person or firm directing the transfers may misread the various markets and make ill-advised transfers, thereby resulting in investment results that are less favorable than they would have been in the absence of the market timing activity. Moreover, the potential negative impact of bad decisions is magnified by the fact that market timing decisions involve large amounts of assets and are concentrated in select markets. In addition, there are those who assert that (i) the frequency of transfers into and out of funds, in and of itself, increases the volatility of investment results and (ii) the mere fact of being "out of the market" as a result of market timing activity has a statistically significant negative impact on investment results. All of these risks, as well as all the other risks mentioned below, will be present whether you direct the transfers yourself or engage the services of an investment professional for that purpose.

     You should also be aware that the investment strategies of some of the ProFund VP funds are designed to magnify (both positively and negatively) the investment results of the benchmarks to which the funds relate. These so-called "leveraged" funds are the ProFunds VP Bull Plus, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Small-Cap, Short OTC, U.S. Government Plus and Rising Rates Opportunity funds. The investment results of such leveraged funds are expected to exhibit significantly greater volatility than other investment options available under the policy. Indeed, when compared to a broad universe of open-end mutual funds, the ProFunds leveraged funds are considered to be among the most volatile. For example, the ProFunds VP UltraOTC fund is 4 times as volatile as the average domestic equity mutual fund. The leveraged investment techniques employed by these funds (including the borrowing costs incurred in creating leverage) should cause investors to lose more money in adverse environments. For example, if a fund seeks to track a benchmark by a factor of 2 and the benchmark suffers a 5% loss in value, the fund would be expected to lose 10% of its value before consideration of the borrowing costs. Factoring in the borrowing costs, the loss would be even greater than 10%. Similarly, a 5% gain in the benchmark would be expected to produce something less than a 10% gain in the fund due to the combined effect of the leverage factor and the borrowing costs.

     You should also keep in mind that none of the ProFund VP funds seek to provide correlation with their benchmarks over any period of time other than daily. Because of the effect of fund level fees and the compounding of returns, the performance of these funds should differ significantly from their benchmarks over time. This is particularly true for the leveraged funds due to the multiplier effect of the leverage factors involved.

     In addition to all of the risks mentioned above, there are specific investment risks associated with the various funds of the Series Funds (such as Active Trading Risk, Correlation Risk, Swap Counterparty Credit Risk and Risks of Aggressive Investment Techniques) that are described in detail in the attached Series Fund prospectuses. You should read those prospectuses very carefully before applying for the policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

       . Option A - The death benefit will equal the greater of (1) the Total
         Sum Insured , or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

       . Option B - The death benefit will equal the greater of (1) the Total
         Sum Insured plus your policy's account value on the date of death , or
         (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

       .

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans and less any contingent deferred sales charge that then applies. . This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

       . the amount you invested,

       . plus or minus the investment experience of the investment options you've chosen,

       . minus all charges we deduct, and

       . minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed beginning on page XX.

Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any timeafter the first policy year. Each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans are also deducted from your account value in order to determine your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders, including the Living Care Benefit Rider, the Optional Enhanced Cash Value Rider and the Long-Term Care Acceleration Rider. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Access to Funds Risk

     There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 9 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is the lesser of $20 or 2% of the withdrawal amount. Any communication that arrives on a date that is not a business day will be processd on the business day next following that date. The term "business day" is defined on page XX.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table.

     The first table below describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer account value between investment options.

                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 PREMIUM SALES CHARGE    Upon payment of premium        4% of any premium paid
                                                        in policy years 1-5
                                                        3% of any premium paid
                                                        in policy years 6 and
                                                        thereafter
-------------------------------------------------------------------------------
 TAX CHARGE              Upon payment of premium        3.60% of each premium
                                                        paid
-------------------------------------------------------------------------------
 MAXIMUM CONTINGENT      Upon surrender of policy       100% of first year
 DEFERRAL SALES CHARGE   within the period stated       Target Premium for
 (CDSC)                  Upon reduction of Basic Sum    surrenders in policy
                         Insured as a result of a       years 1-3*
                         partial withdrawal or a        Pro rata portion of
                         written request                applicable CDSC
-------------------------------------------------------------------------------
 MAXIMUM ASI REDUCTION   Upon decrease in Additional    $17.40 per $1,000 of
 CHARGE                  Sum Insured (ASI) during       decrease in ASI **
                         the first 20 policy years
-------------------------------------------------------------------------------
 MAXIMUM PARTIAL         Upon making a partial          $20
 WITHDRAWAL CHARGE       withdrawal
-------------------------------------------------------------------------------
 MAXIMUM TRANSFER        Upon each transfer into or     $25 (currently $0)***
 CHARGE                  out of a variable
                         investment option beyond an
                         annual limit of not less
                         than 12
-------------------------------------------------------------------------------

  * The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

     The CDSC percentage decreases in later policy years as follows: for policy years 4-6, it is 95%; for policy year 7, it is 90%; for policy year 8, it is 70%; for policy year 9, it is 40%; and for policy years 10 and later, it is 0%.

 ** A table in the policy will state the maximum rate for this charge per $1,000 of ASI, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates range from less than $1 per $1,000 of ASI for issue ages of 40 or less up to the maximum shown in the table for an issue age 81 male tobacco risk.

*** This charge is not currently imposed, but we reserve the right to do so in the policy.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the Living Care Benefit Rider and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

                     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------
                                                                          AMOUNT DEDUCTED
                                                     --------------------------------------------------------------
        CHARGE            WHEN CHARGE IS DEDUCTED        GUARANTEED RATE                  CURRENT RATE
-------------------------------------------------------------------------------------------------------------------
 INSURANCE CHARGE:*
  MINIMUM CHARGE .....   Monthly                     $0.056 per $1,000 of AAR         $0.016 per $1,000 of AAR
  MAXIMUM CHARGE .....   Monthly                     $83.333 per $1,000 of AAR        $83.333 per $1,000 of AAR
  CHARGE FOR
  REPRESENTATIVE
  INSURED PERSON .....   Monthly                     $0.140 per $1,000 of AAR         $0.140 per $1,000 of AAR
-------------------------------------------------------------------------------------------------------------------
 ISSUE CHARGE:**
  MINIMUM CHARGE .....   Monthly                     1.3% of Target Premium           1.3% of Target Premium
  MAXIMUM CHARGE .....   Monthly                     1.629% of Target Premium         1.629% of Target  Premium
  CHARGE FOR
  REPRESENTATIVE
  INSURED PERSON .....   Monthly                     1.3% of Target Premium           1.3% of Target Premium
-------------------------------------------------------------------------------------------------------------------
 MAXIMUM                 Monthly                     $31 during first policy year     $29 during first policy year
 ADMINISTRATIVE CHARGE                               $11 during second policy year    $9 during second policy year
                                                     and thereafter                   and thereafter
-------------------------------------------------------------------------------------------------------------------
 ASSET-BASED RISK        Monthly                     .067% of first $25,000 of        .067% of first $25,000 of
 CHARGE***                                           account value                    account value
                                                     .067% of all amounts in          .067% of all amounts in
                                                     excess of $25,000 in policy      excess of $25,000 in policy
                                                     years 1-5                        years 1-5
                                                     .033% of all amounts in          .021% of all amounts in
                                                     excess of $25,000 in policy      excess of $25,000 in policy
                                                     year 6 and thereafter            years 6-10
                                                                                      .013% of all amounts in
                                                                                      excess of $25,000 in policy
                                                                                      years 11-15
                                                                                      .004% of all amounts in
                                                                                      excess of $25,000 in policy
                                                                                      year 16 and thereafter
-------------------------------------------------------------------------------------------------------------------

 * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table at the guaranteed rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred underwriting risk. The "minimum" rate shown in the table at the current rate is the rate in the sixth policy year for a $1,000,000 Basic Sum Insured $4,000,000 Additional Sum Insured policy issued to cover a 20 year old female preferred non-tobacco underwriting risk. The "maximum" rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 all Basic Sum Insured policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

** The issue charge is a percentage of the Target Premium at issue and is assessed whether or not the Target Premium is actually paid. The percentage does not vary by the gender, issue age or risk classification of the insured person. The percentage will vary by the death benefit option selected. The "minimum" rate shown in the table is for a policy issued with a death benefit option A. The "maximum" rate shown in the table is for a policy issued with a death benefit option B. The "representative insured person" referred to in the table has a policy issued with death benefit option A. The charges shown in the table may not be particularly relevant to your current situation. For more information about issue charges, talk to your JHVLICO representative.

*** This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

                                            RIDER CHARGES
----------------------------------------------------------------------------------------------------------------
        CHARGE                         WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------
 DISABILITY WAIVER OF CHARGES
  RIDER:*
  MINIMUM CHARGE ....................  Monthly                 5% of all other monthly charges
  MAXIMUM CHARGE ....................  Monthly                 50% of all other monthly charges
  CHARGE FOR REPRESENTATIVE
  INSURED PERSON ................ ...  Monthly                 15% of all other monthly charges
----------------------------------------------------------------------------------------------------------------
 LIVING CARE BENEFIT RIDER             Only if benefit is      Charge is imbedded in discounting
                                       exercised               of death benefit paid in advance
----------------------------------------------------------------------------------------------------------------
 AGE 100 WAIVER OF CHARGES RIDER:**
  MINIMUM CHARGE ....................  Monthly                 $0.0001 per $1,000 of amount at risk
  MAXIMUM CHARGE ....................  Monthly                 $2.2755 per $1,000 of amount at risk
  CHARGE FOR REPRESENTATIVE
  INSURED PERSON ....................  Monthly                 $0.0003 per $1,000 of amount at risk
----------------------------------------------------------------------------------------------------------------
 CHILDREN'S INSURANCE BENEFIT RIDER    Monthly                 $0.50 per $1,000 of Rider Sum Insured
----------------------------------------------------------------------------------------------------------------
 ACCIDENTAL DEATH BENEFIT RIDER:***
  MINIMUM CHARGE ....................  Monthly                 $0.75 per $1,000 of accidental death benefit
  MAXIMUM CHARGE ....................  Monthly                 $1.71 per $1,000 of accidental death benefit
  CHARGE FOR REPRESENTATIVE
  INSURED PERSON ....................  Monthly                 $0.78 per $1,000 of accidental death benefit
 ---------------------------------------------------------------------------------------------------------------
 OPTIONAL ENHANCED CASH VALUE RIDER    Upon payment of         9% of all premiums paid in the first policy
                                       premium                 year up to the Target Premium
 ---------------------------------------------------------------------------------------------------------------
 LONG-TERM CARE ACCELERATION
 RIDER:****
  MINIMUM CHARGE ....................  Monthly                 5% of all other monthly charges
  MAXIMUM CHARGE ....................  Monthly                 9% of all other monthly charges
  CHARGE FOR REPRESENTATIVE
  INSURED PERSON ....................  Monthly                 9% of all other monthly charges
----------------------------------------------------------------------------------------------------------------

   * The charge for this rider is determined by multiplying the total amount of all other monthly policy level charges by the applicable rate. The rates vary by the attained age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 64 year old preferred underwriting risk. The "maximum" rate shown in that table is for a 55 year old substandard underwriting risk. The "representative insured person" referred to in the table is a 35 year old standard underwriting risk.

  ** The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age, the insurance risk characteristics and gender of the insured person. The "minimum" rate shown in the table is for a 20 year old male tobacco underwriting risk. The "maximum" rate shown in that table is for an 85 year old female preferred non-tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

 *** The charge for this rider is determined by multiplying the amount of accidental death benefit selected by the applicable rate. The rates vary by the attained age and the ADB risk characteristics of the insured person. The "minimum" rate shown in the table is for an insured person less than 1 year of age with an ADB risk rating of 1.0. The "maximum" rate shown in that table is for a 65 year old with an ADB rating of 1.5. The "representative insured person" referred to in the table is a 35 year old with an ADB rating of 1.0.

**** The charge for this rider is determined by multiplying the total amount of all other monthly charges by the applicable rate. The rates vary by the LTC insurance risk characteristics of the insured person and the rider benefit level selected. The "minimum" rate shown in the table is for a standard underwriting risk with a 1% Monthly Acceleration Percentage. The "maximum" rate shown in that table is for a substandard underwriting risk with a 4% Monthly Acceleration Percentage. The "representative insured person" referred to in the table is a standard underwriting risk with a 4% Monthly Acceleration Percentage.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses.

     TOTAL ANNUAL FUND OPERATING EXPENSES             MINIMUM               MAXIMUM
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES WITHOUT TAKING ACCOUNT OF           0.69%                2.45%
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES AFTER TAKING ACCOUNT OF             0.69%                1.98%*
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------

* ProFund Advisors LLC has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses to the extent "Total Annual Portfolio Operating Expenses," as a percentage of average daily net assets, exceed 1.98% (1.85% for ProFund VP UltraBull, 1.95% for ProFund VP Ultra OTC, 1.73% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through December 31, 2003.

The next table describes fund level fees and expenses for each of the funds. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

                                                                                 TOTAL FUND                     TOTAL FUND
                                               DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                  INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                  MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
           FUND NAME                  FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I    (NOTE 1):
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth ..............     0.79%           N/A             0.08%           0.87%          0.00%           0.87%
-----------------------------------------------------------------------------------------------------------------------------
Growth & Income ...............     0.67%           N/A             0.08%           0.75%          0.00%           0.75%
-----------------------------------------------------------------------------------------------------------------------------
Managed .......................     0.68%           N/A             0.08%           0.76%          0.00%           0.76%
-----------------------------------------------------------------------------------------------------------------------------
Active Bond ...................     0.61%           N/A             0.08%           0.69%          0.00%           0.69%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PROFUNDS (NOTE 2):
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Bull .................   0.75%          0.25%            0.91%           1.91%          0.00%           1.91%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP OTC ..................   0.75%          0.25%            1.03%           2.03%          0.05%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value ........   0.75%          0.25%            1.25%           2.25%          0.27%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth .......   0.75%          0.25%            1.22%           2.22%          0.24%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap ............   0.75%          0.25%            0.97%           1.97%          0.00%           1.97%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value ......   0.75%          0.25%            1.45%           2.45%          0.47%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth .....   0.75%          0.25%            1.20%           2.20%          0.22%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Europe 30 ............   0.75%          0.25%            1.03%           2.03%          0.05%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Asia 30 ..............   0.75%          0.25%            1.03%           2.03%          0.05%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull* ...........   0.75%          0.25%            1.12%           2.12%          0.27%           1.85%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap .........   0.75%          0.25%            1.36%           2.36%          0.38%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap .......   0.75%          0.25%            1.15%           2.15%          0.17%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraOTC .............   0.75%          0.25%            1.08%           2.08%          0.13%           1.95%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Bear .................   0.75%          0.25%            1.03%           2.03%          0.05%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap ......   0.75%          0.25%            0.73%           1.73%          0.00%           1.73%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Short OTC ............   0.75%          0.25%            0.96%           1.96%          0.00%           1.96%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP U.S. Government
 Plus ...........................   0.50%          0.25%            0.96%           1.71%          0.00%           1.71%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                 TOTAL FUND                     TOTAL FUND
                                               DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                  INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                  MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
           FUND NAME                  FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates             0.75%          0.25%            1.13%           2.13%          0.15%           1.98%
 Opportunity ....................
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Money Market .........   0.75%          0.25%            0.51%           1.51%          0.16%           1.35%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Basic Materials ......   0.75%          0.25%            1.21%           2.21%          0.23%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Biotechnology ........   0.75%          0.25%            1.16%           2.16%          0.18%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Energy ...............   0.75%          0.25%            1.16%           2.16%          0.18%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Financial ............   0.75%          0.25%            1.14%           2.14%          0.16%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Healthcare ...........   0.75%          0.25%            1.14%           2.14%          0.16%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Precious Metals ......   0.75%          0.25%            0.98%           1.98%          0.00%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Real Estate ..........   0.75%          0.25%            1.13%           2.13%          0.15%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Semiconductor ........   0.75%          0.25%            1.33%           2.33%          0.35%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Technology ...........   0.75%          0.25%            1.27%           2.27%          0.29%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Telecommunications ...   0.75%          0.25%            1.19%           2.19%          0.21%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Utilities ............   0.75%          0.25%            1.17%           2.17%          0.19%           1.98%
-----------------------------------------------------------------------------------------------------------------------------

(1) John Hancock Life Insurance Company has contractually agreed to reimburse each fund of the John Hancock Variable Series Trust I shown in this table when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by the John Hancock Variable Series Trust I. Percentages shown for the Large Cap Growth fund are calculated as if the current management fee schedule, which applies to this fund effective October 1, 2002, was in effect for all of 2002.

(2) ProFund Advisors LLC has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses to the extent "Total Annual Portfolio Operating Expenses," as a percentage of average daily net assets, exceed 1.98% (1.85% for ProFund VP UltraBull, 1.95% for ProFund VP Ultra OTC, 1.73% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through December 31, 2003. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC from time to time through the next three fiscal years to the extent that repayment will not cause the Portfolio's expenses to exceed the stated limit during the respective year. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investor. The Total Fund Operating Expenses With Reimbursement shown above for ProFund VP UltraBull, ProFund VP UltraOTC and ProFund VP Money Market reflect the contractual expense limit changes for the fiscal year ending December 31, 2003. The Other Expenses shown for ProFund VP Short Small-Cap is an estimate because this ProFund has not yet been in operation for 6 months as of December 31, 2003.

  * Prior to May 1, 2003, ProFund VP UltraBull was named ProFund VP Bull Plus and had a different investment objective.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages XX through XX.

DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $81 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT U

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUNDS

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of ProFunds and/or John Hancock Variable Series Trust I, (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds".

     The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all of the ProFunds investment options, the entity listed on page 1 (ProFund Advisers LLC) is the investment advisor.

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" on page XX).

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page XX. Also, we may refuse to accept any amount of an additional premium if:

       . that amount of premium would increase our insurance risk exposure, and

       . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page XX of this prospectus.

     We will also accept premiums:

       . by wire or by exchange from another insurance company,

       . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

       . if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

       . The tax problem resolves itself prior to the date the refund is to be made; or

       . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

     If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e.,

"reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

     If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed death benefit feature

     This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term " monthly deduction date" is defined on page XX under " Procedures for issuance of a policy".)

     Your policy will show three types of GDB Premium (or such other types as permitted by your state):

       . 5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

       . Age 65/10 Year GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary until the later of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the 10th policy anniversary . The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

       . Age 100 GDB Premium - This is used on each grace period testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or, if later, the 10th policy anniversary ) until the policy anniversary nearest the insured person's 100th birthday. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Age 100 GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

     The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium which in turn is higher than the 5 Year GDB Premium, but none of them will ever be greater than the so-called "guideline premium" for the policy as defined in
Section 7702 of the Internal Revenue Code.

     For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect. On the 5th policy anniversary and there after, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured. In any policy year, the guaranteed death benefit feature will cease to be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page XX). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a Living Care Benefit Rider while the insured is living (see "Can you add additional benefit riders?" on page XX). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

     If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the next section, "Lapse and reinstatement".

THE DEATH BENEFIT

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page XX.

   When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

   . Option A - The death benefit will equal the greater of (1) the Total Sum
     Insured , or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

   . Option B - The death benefit will equal the greater of (1) the Total Sum
     Insured plus your policy's account value on the date of death , or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

   For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

   If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

   As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

   For the same amount of premiums paid, the amount of the issue charge deducted from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

   Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

   Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page XX).

The minimum insurance amount

   In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

   As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page XX). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

   On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

  On page XX, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

Requesting an increase in coverage

   You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page XX). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

   After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

   . the remaining Basic Sum Insured will be at least $100,000, and

   . the remaining Additional Sum Insured will not exceed 800% of the Basic
     Sum Insured, and

   . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

   As to when any reduction in Total Sum Insured would take effect, see "Effective date of other policy transactions" on page XX. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page XX).

Change of death benefit option

   If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

   Please read "The minimum insurance amount" on page XX for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Effective date of other policy transactions

   The following transactions take effect on the policy anniversary on or next following the date we approve your request:

   . Additional Sum Insured increases.

   . Change of death benefit Option from A to B.

   A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

   Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve your request.

Tax consequences of coverage changes

   Please read "Tax considerations" starting on page XX to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

   You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

   You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

   . Option 1 - Proceeds left with us to accumulate with interest

   . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

   . Option 2B - Equal monthly payments for a specified period of time

   . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

   . Option 4 - Equal monthly payments for life with no refund

   . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

   You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page XX).

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page XX.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page XX. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the VST Money Market subaccount of the Account which, in turn, will invest in the Money Market Fund of the John Hancock Variable Series Trust I. This is the only way in which the VST Money Market subaccount is used in the policy, It is NOT an investment option you can select.

  On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the VST Money Market subaccount attributable to such payment will be reallocated automatically among the investment options you have chosen. If you have not chosen the investment option(s) to which the money will be reallocated, the money will be reallocated automatically to the ProFund VP Money Market investment option.

Allocation of future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option (other than a ProFund investment option) in any policy year is $1,000,000.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of variable investment options (other than ProFund investment options) and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers under the dollar cost averaging program or the asset rebalancing program would not be counted toward any such limit.

   Transfers out of the fixed investment option are currently subject to the following restrictions:

   . You can only make such a transfer once in each policy year.

   . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

   . The most you can transfer at any one time is the greater of (i) $500 (ii)
     20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

   We reserve the right to impose limits on: the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

   This is a program of automatic monthly transfers out of the ProFund VP Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

   Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

   Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset rebalancing

   This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

   This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

   Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

   The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

DESCRIPTION OF THE UNDERLYING FUNDS

  The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) ProFunds and/or John Hancock Variable Series Trust I, (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds".

  The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all of the ProFunds investment options, the entity listed on page 1 (ProFun Advisers LLC) is the investment advisor.

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
XX). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000 or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page XX). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page XX).

POLICY LOANS

   You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

   . We first determine the surrender value of your policy.

   . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

   . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

   . We then subtract the third item above from the result of the second item above.

   The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4. 0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

   . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

   . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

   The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

   The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" beginning on page XX).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

..    Tax charge - A charge to cover state premium taxes we currently expect to pay, on average, and the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.60% of each premium.

..    Premium sales charge - A charge to help defray our sales costs. The charge is 4% of the premium you pay in policy years 1-5 and 3% of the premium you pay in policy years 6 and thereafter. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in the year 2001, no termination of this charge has yet occurred.

..    Optional enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first policy year that does not exceed the Target Premium. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under "Reduced charges for eligible classes" on page XX. No variation in the charge will exceed the maximum stated above.

Deductions from account value

..    Issue charge - A monthly charge to help defray our sales and administrative costs. The charge is a percentage of the "Target Premium" and will be the same regardless of the amount of premium actually paid. The Target Premium is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target
     Premium. The percentage will vary by the gender, issue age and risk class of the insured person, the death benefit option selected and the duration of the policy.

..    Administrative charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $ 31 (currently $29) during the first policy year and up to $11 (currently $9) during policy years 2 and thereafter.

..    Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time.
     However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page XX).

..    Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

..    Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .067%. We guarantee that this percentage will never exceed .067%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .067 for policy years 1 through 5, .021% for policy years 6 through 10, .013% for policy years 11 through 15, and .004% for policy years 16 and thereafter. We guarantee that these percentages will never exceed .0 67 % for policy years 1 through 5 and .033% for policy years 6 and thereafter. This charge does not apply to the fixed investment option.

..    Optional benefits charge - Monthly charges for optional insurance benefits
     (other than the optional enhanced cash value rider) added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add optional benefit riders?" on page XX.

..    ASI reduction charge - A charge we deduct if you decrease the Additional
     Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

..    Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

      POLICY YEAR(S)          PERCENTAGE OFFIRST YEAR TARGET PREMIUM
----------------------------------------------------------------------
           1-3                                 100%
           4-6                                  95%
            7                                   90%
            8                                   70%
            9                                   40%
       10 and later                              0%
----------------------------------------------------------------------

  The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce Basic Sum Insured (see "Partial withdrawals" on page XX) and requested reductions in Basic Sum Insured (see "Decrease in coverage" on page XX). The pro-rata charge is calculated by dividing the reduction in Basic Sum Insured by the Basic Sum Insured immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

..    Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 5 policy years and more in later years could reduce your total sales charges. For example, if the Target premium was $2,000 and you paid $1,500 in each of the first 10 policy years, you would pay total sales charges of $525 and be subject to a maximum CDSC of $1,500. If you paid $1,000 in each of the first 5 policy years and $2,000 in each of policy years 6 through 10, you would pay total sales charges of only $500 and be subject to a maximum CDSC of only $1,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Method of deduction

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges could we impose in the future

  Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

  The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages XX and XX) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment
options you select.   We may also receive payments from
a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

  The figures for the funds shown in the tables on pages XX and XX are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2002, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

  When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page XX). We may add to, delete from, or modify the following list of additional benefit riders:

..    Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page XX that are necessary for the guaranteed death benefit feature to remain in effect.

..    Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

..    Age 100 Waiver of Charges Rider - Provides for the continuation of the
     Total Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

..    Children's Insurance Benefit Rider - Provides term insurance up through age
     21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

..    Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

..    Optional Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

..    you surrender the policy before the "contingent deferred sales charge" is equal to zero; and

..    the surrender is not the result of an exchange under Section 1035 of the
     Internal Revenue Code,

  The Enhanced Cash Value Benefit is equal to the "contingent deferred sales charge" in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the "contingent deferred sales charge," and the period it is in effect, on page XX.

  The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

..    Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page XX is elected. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

     Benefits under the Long-Term Care Acceleration Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

..    We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit" is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

..    We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option . (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

..    If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the fixed account described on page XX will continue to apply.) Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page XX that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

     If you purchase this rider:

     . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

     . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

Other riders

     We currently offer a number of other optional riders, such as the four year level term rider. Ask your JHVLICO representative for details.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page XX. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page XX).

     The policy will take effect only if all of the following conditions are satisfied:

     .    The policy is delivered to and received by the applicant.

     .    The Minimum Initial Premium is received by us.

     . The insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

   . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

   . Combining or removing investment options

   . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

  Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

   . Determine when and how much you invest in the various investment options

   . Borrow or withdraw amounts you have in the investment options

   . Change the beneficiary who will receive the death benefit

   . Change the amount of insurance

   . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

   . Choose the form in which we will pay out the death benefit or other proceeds

  It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

  You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

   . JHVLICO at one of the addresses shown on the back cover of this prospectus, or

   .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

How you communicate with us

General Rules

  These general rules apply to any transaction other than a request to transfer existing account value to or from a ProFund investment option (a "ProFund transfer request"). Special rules apply to ProFund transfer requests (see "ProFund Transfer Requests" below).

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page XX.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

   . surrenders or partial withdrawals

   . change of death benefit option

   . increase or decrease in Total Sum Insured

   . change of beneficiary

   . election of payment option for policy proceeds

   . tax withholding elections

   . election of telephone transaction privilege.

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

   . loans

   . transfers of account value among investment options (other than ProFund transfer requests)

   . change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on page XX. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options (other than ProFund transfer requests) simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions. If the website referred to below is completed and made available to you, such availability will be subject to its own special risks and its own set of conditions and restrictions which you will have to agree to in order to gain access.

  As mentioned on page XX, only the ProFund investment options are designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

ProFund Transfer Requests

  Any written ProFund transfer request may be mailed or expressed to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. We don't consider any such request to be received until such time as it has arrived at the proper place and in the proper and complete form. If you complete a special authorization form, you can make a ProFund transfer request by faxing us at 1-617-572-7515 or by e-mailing us at JHSSMVULService@jhancock.com. There is a risk you will be unable to place a given request due to equipment malfunction or heavy phone line usage. If this occurs, you will have to submit your request by mail or express mail.

  Any ProFund transfer request must include your name, daytime telephone number, policy number and the names of the investment options involved. We cannot process any request that doesn't include this required information. ANY PROFUND TRANSFER REQUEST THAT ARRIVES AFTER THE "CUT-OFF TIME" AND PRIOR TO THE END OF OUR BUSINESS DAY WILL NOT BE ACCEPTED. UNDER OUR CURRENT ADMINISTRATIVE RULES, THE CUT-OFF TIME IS 3:00 P.M. EASTERN STANDARD TIME. We reserve the right to change the cut-off time and to vary it among various groups of policy owners based upon criteria such as the method of transmission of the transfer request. We will notify you of any change to the cut-off time that is applicable to your policy. We are currently developing a special electronic submission procedure through a special Internet website. If we are successful in that development, the expectation is that requests submitted through the website will have a later cut-off time than requests submitted by other means. However, there is no guarantee as to when, or even whether, that website development project will be completed.

Third Party Authorizations

  We anticipate that a number of those persons buying this type of policy will wish to engage the services of an investment professional and delegate to that investment professional the authority to request transfers among investment options. If you wish to make such a delegation, you must notify us in writing on a special authorization form we will provide. We will not be responsible for acting on instructions from your investment professional while the delegation remains in effect. Your delegation will remain in effect until we receive written notice from you revoking the delegation or until the authorization form terminates in accordance with its terms.

  The investment professional to whom you delegate authority may be a firm or person who is appointed by us as an authorized seller of our variable life insurance policies. However, in providing investment advice or in making transfers among investment options, the investment professional will be acting on your behalf, not on our behalf. We will not be responsible for any recommendations the investment professional makes, for any market timing or asset allocation programs the investment professional chooses to follow, or for any specific transfers the investment professional makes on your behalf.

  If your investment professional also represents other owners of policies like yours, we may require your investment professional to enter into a special administrative agreement with us as a condition of our accepting transfer requests on your behalf. The agreement may impose limitations on the investment professional's ability to request such transfers. Such limitations would be intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients. The agreement may prohibit or limit transfers involving particular investment options, require advance notice of transfers above a certain dollar amount, or impose other trading restrictions. We may also require that the investment professional transmit all requests in a specific manner (e.g., by using the electronic functionality available on a specified Internet website). We will reserve the right to modify, suspend or terminate any such agreement at any time upon notice to the investment professional. If we terminate an agreement with your investment professional, we will notify you of that fact. We may require that your investment professional provide a proper identification (such as a Personal Identification Number) before we allow the investment professional to perform transfers on your behalf.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, if you have elected the Long-Term Care Acceleration Rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page XX, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

  The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of JHVLICO at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of the Account at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.


KEY WORD OR PHRASE                                                         PAGE
Account .................................................................
account value ...........................................................
Additional Sum Insured ..................................................
asset-based risk charge .................................................
asset rebalancing .......................................................
attained age ............................................................
Basic Sum Insured .......................................................
beneficiary .............................................................
business day ............................................................
changing Option A or B ..................................................
changing the Total Sum Insured ..........................................
charges .................................................................
Code ....................................................................
contingent deferred sales charge ........................................
cost of insurance rates .................................................
date of issue ...........................................................
death benefit ...........................................................
deductions ..............................................................
dollar cost averaging ...................................................
expenses of the Series Funds ............................................
fixed investment option .................................................
full surrender ..........................................................
fund ....................................................................
grace period ............................................................
guaranteed death benefit feature ........................................
Guaranteed Death Benefit Premium ........................................
insurance charge ........................................................
insured person ..........................................................
investment options ......................................................
JHVLICO .................................................................
lapse ...................................................................
loan ....................................................................
loan interest ...........................................................
Maximum Monthly Benefit .................................................
maximum premiums ........................................................
Minimum Initial Premium .................................................
minimum insurance amount ................................................
minimum premiums ........................................................
modified endowment ......................................................
monthly deduction date ..................................................
Option A; Option B ......................................................
optional benefit charge .................................................
owner ...................................................................
partial withdrawal ......................................................
partial withdrawal charge ...............................................
payment options .........................................................
Planned Premium .........................................................
policy anniversary ......................................................
policy year .............................................................
premium; premium payment ................................................
premium sales charge ....................................................
prospectus ..............................................................
receive; receipt ........................................................
reinstate; reinstatement ................................................
SEC .....................................................................
Separate Account U ......................................................
Series Funds ............................................................
Servicing Office ........................................................
special loan account ....................................................
subaccount ..............................................................
surrender ...............................................................
surrender value .........................................................
Target Premium ..........................................................
tax considerations ......................................................
telephone transactions ..................................................
Total Sum Insured .......................................................
transfers of account value ..............................................
variable investment options .............................................
we; us ..................................................................
withdrawal ..............................................................
withdrawal charges ......................................................
you; your

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                            JHVLICO SERVICING OFFICE

                   EXPRESS DELIVERY            MAIL DELIVERY
                 529 Main Street (X-4)           P.O. Box 111
                Charlestown, MA 02129         Boston, MA 02117

                        Phone:                      FAX:
                    1-800-732-5543             1-617-886-3048

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File No. 811-3068

                      Statement of Additional Information
                               dated May 1, 2003

                                for interests in

              John Hancock Variable Life Account U ("Registrant")

                       Interests are made available under

                     MEDALLION VARIABLE UNIVERSAL LIFE EDGE

          a flexible premium variable universal life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" OR "DEPOSITOR")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.

                               TABLE OF CONTENTS

CONTENTS OF THIS SAI                                               BEGINNING ON PAGE
Description of the Depositor .....................................
Description of the Registrant ....................................
Services Provided by John Hancock and Affiliates .................
Other Service Providers ..........................................
Principal Underwriter and Distributor ............................
Financial Statements of Registrant and Depositor .................

DESCRIPTION OF THE DEPOSITOR

     Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

     JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

     We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $81 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

DESCRIPTION OF THE REGISTRANT

     Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account U (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

     The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

SERVICES PROVIDED BY JOHN HANCOCK AND AFFLIATES

     The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

OTHER SERVICE PROVIDERS

     Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

     Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

     Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

     You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. It is anticipated that the most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) will be as follows:

          . 110.25% of first year premiums paid up to the Target Premium plus 3% of any excess first year premium payments,

          .    3% of all premium payments paid in policy years 2 through 10,

          . 0.35% of account value less policy loans in policy years 2 through 11, and

          . 0.20% of account value less policy loans in policy year 12 and thereafter.

     For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions.

     Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, Signator, at its expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

     We offer these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

     We reimburse Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  FINANCIAL STATEMENTS FOR JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  TO BE FILED BY POST-EFFECTIVE AMENDMENT

  FINANCIAL STATEMENTS FOR JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  TO BE FILED BY POST-EFFECTIVE AMENDMENT

     In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                            JHVLICO SERVICING OFFICE

                  EXPRESS DELIVERY            MAIL DELIVERY
                529 Main Street (X-4)           P.O. Box 111
               Charlestown, MA 02129         Boston, MA 02117

                       Phone:                      FAX:
                   1-800-732-5543             1-617-886-3048

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File No. 811-3068

                            Part C: Other Information

Item 27. Exhibits

(a) JHVLICO Board Resolution establishing the separate account is incorporated by reference from Post-Effective Amendment No. 23 to Form S-6 Registration Statement of File No. 2-68061, filed April 12, 1996.

(b) Not Applicable

(c) (i) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, is incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

    (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

    (iii) Schedule of sales commissions included in Exhibit 27(c)(i) above.

(d) (ii) Form of flexible premium universal insurance policy, incorporated by reference from Post-Effective Amendment No. 1 to this File, File No. 333-52128, filed on April 30, 2001.

(e) Forms of application for Policy incorporated by reference from Post-Effective Amendment No. 2 to File No. 33-76660, filed on March 5, 1996.

(f) (i) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

    (ii) JHVLICO By-laws is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

(g) Not Applicable

(h) (i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

    (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

    (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

    (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

    (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

    (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

    (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

(i) Not Applicable

(j) Powers of Attorney for David F. D'Alessandro, Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Bruce M. Jones, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

(k) Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 this File, File No. 333-52128, filed on February 27, 2001.

(l) Not Applicable

(m) Not Applicable

(n) Consent of Independent Auditors, to be filed by post-effective amendment.

(o) Not Applicable

(p) Not Applicable

(q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor

Directors
---------
Michael A. Bell
Michele G. Van Leer
Ronald J. Bocage
Todd G. Engelsen
Barbara L. Luddy
Dec Mullarkey
Daniel L. Ouellette
Robert R. Reitano
Paul J. Strong

Officers
--------
Michael A. Bell            Chairman
Michele G. Van Leer        Vice Chairman  & President
Peter Scavongelli          Secretary
Julie H. Indge             Treasurer
Ronald J. Bocage           Vice President & Counsel
Todd G. Engelsen           Vice President
Dec Mullarkey              Vice President
Barbara L. Luddy           Vice President & Actuary
Daniel L. Ouellette        Vice President
Robert R.Reitano           Vice President - Chief Investment Officer
Paul J. Strong             Vice President and Illustration Actuary
Rosalie M. Calabraro       Assistant Secretary
Stephen J. Blewitt         Vice President - Investment
George H. Braun            Vice President - Investment
Willma H. Davis            Vice President - Investment
Mark W. Davis              Vice President - Investment
Francis X. Felcon          Vice President - Investment
Scott S. Hartz             Vice President - Investment
Paul F. Hahesy             Vice President - Investment
E. Kendall Hines, Jr.      Vice President - Investment
Deborah H. McAneny         Vice President - Investment
C. Bruce Metzler           Vice President - Investment
Roger G. Nastou            Vice President - Investment
Phillip J. Peters          Vice President - Investment
Steven Mark Ray            Vice President - Investment
Barry L. Shemin            Vice President - Appointed Actuary
Margaret M. Stapleton      Vice President - Investment
Diane M. Crisileo          Vice President - Investment
Barry E. Welch             Vice President - Investment
Barry Nectow               Vice President - Investment
William McPadden           Vice President - Investment
David Henderson            Vice President - Investment
Earl Baucom                Controller
Patrick Gill               Assistant Controller
Paula M. Pashko            Assistant Controller
Peter S. Mitsopoulos       Assistant Treasurer
Kevin J. McWilliams        Assistant Treasurer

-----------
All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

Item 29. Persons Controlled or Under Common Control with the Depositor or Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I and John Hancock Declaration Trust, (the "Trusts"), both of which are "series" types of mutual funds registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trusts' outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant

A list of persons controlled by or under common control with the Depositor is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 26, 2002.

Item 30. Indemnification

Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

(b) OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC.
         NAME                       TITLE
         ----                       -----
         James M. Morris, II        Chairman, CEO and Director
         Wendy A. Benson            President, COO and Director
         Robert H. Watts            Executive Vice President Director
         Katherine P. Klingler      Vice President
         Richard A. Brown           Treasurer
         John A. Morin              Secretary/Clerk
         Daniel L. Ouellette        Director
         Gregory P. Winn            Director
         Wayne A. Budd              Director
         Jeremiah R. Healey, Jr.    Director
         Kendall P. Morgan          Director

---------------
All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

(c) (1) Signator Investors, Inc.

    (2) Net Underwriting Discounts and Commissions, to be filed by post-effective amendment.

    (3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load, to be filed by post-effective amendment.

    (4) Brokerage Commissions, to be filed by post-effective amendment.

    (5) Other Compensation, to be filed by post-effective amendment.

Item 32. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed, and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of April 2003.

                                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                                     (REGISTRANT)

                                     BY: JOHN HANCOCK VARIABLE LIFE
                                     INSURANCE COMPANY
                                     (DEPOSITOR)

                                           By: /s/ MICHELE G. VAN LEER
                                               --------------------------
                                                    Michele G. Van Leer
                                                    Vice Chairman and President

Attest:  /s/ PETER SCAVONGELLI
         ------------------------
          Peter Scavongelli
          Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

/s/ EARL W. BAUCOM                                           April 1, 2003
-----------------------------
Earl W. Baucom
Controller
(Principal Accounting Officer)


/s/ JULIE H. INDGE                                           April 1, 2003
-----------------------------
Julie H. Indge
Treasurer
(Principal Financial Officer)


/s/ MICHELE G. VAN LEER                                      April 1, 2003
-----------------------------
Michele G. Van Leer
Vice Chairman of the Board and President
(Acting Principal Executive Officer)
Signing for herself and as Attorney-In-Fact for:

Michael A. Bell            Chairman of the Board
Ronald J. Bocage           Director
Todd G. Engelsen           Director
Barbara L. Luddy           Director
Dec Mullarkey              Director
Daniel L. Ouellette        Director
Robert R. Reitano          Director
Paul Strong                Director

EXHIBIT LIST

27. (h)(vii)  Participation agreement among Ayco Sereis Trust, Mercier Allied
              Company, L.P. and John Hancock Life Insurance Company.